MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.




FUND LOGO





Quarterly Report

August 31, 1998


Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
August 31, 1998


A map illustrating the following percentages:

Ghana                  4.1%
Morocco               10.0%
South Africa           8.8%
Botswana               2.5%
Turkey                13.2%
Israel                 6.9%
Lebanon                7.1%
Egypt                  8.4%
Zimbabwe               0.9%


[FN]
*Total may not equal 100%.


Merrill Lynch Middle East/Africa Fund, Inc., August 31, 1998


DEAR SHAREHOLDER


For the three-month period ended August 31, 1998, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B,
Class C and Class D Shares were -25.97%, -26.23%, -26.20% and -26.09%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The unmanaged Morgan Stanley Capital International Indexes (MSCI) for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of -14.50%, -47.60% and -34.48%, respectively, for the three months ended August 31, 1998. In addition, the unmanaged J.P. Morgan Securities South African Bond Index declined 36.06% (in US dollars) for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index, unless otherwise noted.) Detrimental to the Fund's performance during the quarter was its exposure in Turkey. Beneficial to performance were the Fund's investments in Morocco (10% of Fund net assets at August quarter-end); its underweighted exposure to the South African bond market; and its high cash position (38.1% of net assets at the close of the August quarter).


Investment Review and Activities
During the past three months, both emerging and developed capital markets worldwide declined at double-digit rates. During this period, several developments pointing to a rapid deterioration in the world's economic performance coincided to deliver blows to nearly all markets. The MSCI World Index, a proxy for the US and international stock markets combined, declined 11.38% for the three-month period and 13.32% for the month of August. Among the key developments that created a mood of crisis were the currency devaluation and unstable politics in Russia, the deflationary pressures on US corporate earnings, and the absence of recovery in the Japanese and other Asian economies. The ensuing volatility in markets heightened investor concern about the risk of further currency devaluations.

Whereas in the past some of the markets in the Middle East/Africa region had managed to escape the emerging markets declines, the August quarter put an end to this phenomenon. With the exception of the Moroccan stock market, all of the other markets experienced double-digit declines.

The South African market (down 47.6% for the August quarter) was especially hard-hit. During the quarter, we became concerned about the near-term outlook for this market, and as a result we considerably reduced our exposure there. Among the issues we considered were the high interest rate environment, the weakening rand, the negative investor sentiment caused by the announcement of the new central bank governor, and the contagion effect of the Russian turmoil. By August quarter-end, our holdings in South Africa were approximately 8.8% of the Fund's net assets.

With world commodity prices continuing to fall, the South African equity market is a natural target for falling share prices because of the importance of South African mining companies in the stock market's market capitalization and to economic activity overall. Furthermore, with the global concerns about devaluing currencies, interest rates are now expected to remain high to stabilize the rand. The high interest rate environment will likely take a heavy toll on the financial services sector in the form of a higher default rate, weaker margins and slower loan growth, thus reducing the attraction of one of the best-performing sectors in South Africa during the past year. During the August quarter, the Johannesburg Stock Exchange All-Share Index reached its lowest level since early 1994.

Our Israeli holdings represented 6.9% of net assets. This market declined by 14.5% for the August quarter, with the month of August showing a particularly steep decline of more than 12%. Once again, the main cause of this decline was the emerging markets contagion while the underlying fundamentals of the Israeli economy remain strong. These fundamentals include a low level of foreign currency-denominated short-term debt, a low budget deficit/gross domestic product ratio, little reliance on commodity exports, and a relatively strong foreign exchange reserve position. However, recent figures indicate that the unemployment rate reached 9.4%. Concerns over Russia and other emerging markets resulted in pressure on the Israeli shekel during the August quarter as both local and foreign investors fled the equity market.

In the past, the Turkish market had performed independently of the rest of the countries in the region. However, during the August quarter it was not spared the damage from the global market turmoil and declined by 34.5%. Interest rates in Turkey increased by 12% during the quarter. This was despite the fact that inflation in Turkey continued on its downward path because investors anticipated a weaker economic outlook as trade with Russia, an important trading partner, declined.

However, there were several positive developments on Turkey's domestic side. First was the government's advancement of the privatization program with the bidding for the block sale of Petrol Ofisi. The privatization program is seen as crucial if Turkey is to meet the budget deficit targets under its agreement with the International Monetary Fund. Another positive development was Standard & Poor's Corporation's recognition of the improving fundamentals of the Turkish economy when it affirmed the country's single B foreign currency long-term sovereign credit rating and revised its outlook from stable to positive. Finally, some Turkish companies, notably banks, experienced good earnings. One of the Fund's major holdings in Turkey is Akbank T.A.S., one of the largest private sector banks. Akbank reported impressive loan growth of 40% in the first six months of 1998. Also, because of its high level of capitalization, Akbank was able to cut its funding costs by entering into syndicated loans during the quarter.

One of the smaller equity markets in the region, the Moroccan market, was one of the few emerging markets to appreciate during the August quarter. This market was up by 5.85% during the quarter, and on a year-to-date basis is among the best-performing markets, having appreciated by 35%. The Moroccan market was boosted as emerging markets investors sought refuge in countries dominated by local investors that have been little affected by the global turmoil, especially after the crisis in Russia. Foreign investors account for less than 10% of trading at the Casablanca Exchange, which is reported to be the third largest by market value in Africa. Indeed, the links between Morocco and Russia are scant, since Morocco's major trading partners are France, the United States and Saudi Arabia. Fuelling the positive sentiment toward Morocco was the initial public offerings of two Moroccan insurance companies which control approximately one-third of the Moroccan insurance market, and which were the first insurance companies in the country to be listed.

The Fund's holdings are equally divided between Banque Marocaine du Commerce Exterieur (BMCE), one of the country's largest banks, and Les Ciments de L'Oriental (Cior), the second-largest cement company. BMCE had a 16% market share of assets at year-end 1997 and accounts for 7% of the Casablanca Stock Exchange. It was also the first Moroccan company to issue a global depositary receipt. The bank's earnings are expected to benefit significantly from the newly created financial subsidiaries in consumer finance, leasing and merchant banking. As we highlighted in our May letter to shareholders, Cior derives most of its sales from the domestic cement market and has as a strategic partner the Swiss cement company, Holderbank.


In Conclusion
The markets in the Middle East/Africa region were unable to escape the negative sentiment and volatility surrounding emerging markets during the August quarter. Two of the most liquid markets in the region, South Africa and Turkey, were especially hard-hit. While the tiny market of Morocco was able to rise during the August quarter and isolate itself from external forces, it is not at all certain that this will continue in the coming months. For this reason, we would remind our shareholders of the cyclical nature, illiquidity and high risk of investing in emerging markets, and stress that investing in these markets requires a long-term view.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



September 30, 1998





Merrill Lynch Middle East/Africa Fund, Inc., August 31, 1998


PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Any class of shares redeemed during the first 12 months after purchase will be charged a redemption fee of 2.0%.

None of the past results shown should be considered a represen-tation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         -9.43%        -15.84%
Inception (12/30/94) through 6/30/98       +4.69         + 3.09

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        -10.48%        -15.64%
Inception (12/30/94) through 6/30/98      + 3.56         + 3.30

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        -10.39%        -12.98%
Inception (12/30/94) through 6/30/98      + 3.68         + 3.68

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/3098                          -9.66%        -16.05%
Inception (12/30/94) through 6/30/98       +4.40         + 2.80

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.



Recent
Performance
Results*
                                                               12 Month       3 Month     Since Inception
                                                             Total Return   Total Return    Total Return
ML Middle East/Africa Fund, Inc. Class A Shares                -25.71%         -25.97%         -3.19%
ML Middle East/Africa Fund, Inc. Class B Shares                -26.52          -26.23          -6.90
ML Middle East/Africa Fund, Inc. Class C Shares                -26.50          -26.20          -6.60
ML Middle East/Africa Fund, Inc. Class D Shares                -25.93          -26.09          -4.17

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 12/30/94.


SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
                                                                                                                 Percent of
AFRICA          Industries        Shares Held             Investments                        Cost       Value    Net Assets
Botswana        Multi-Industry        106,802     Sechaba Breweries Ltd.                 $   85,845   $  129,465       2.5%

                                                  Total Investments in Botswana              85,845      129,465       2.5

Ghana           Beverages & Tobacco   432,827     Guiness Ghana Ltd.                         70,100      213,183       4.1

                                                  Total Investments in Ghana                 70,100      213,183       4.1

Morocco         Banking                 3,428     Banque Marocaine du Commerce
                                                  Exterieure (BMCE) (GDR)(b)                116,045      260,531       5.0

                Building Materials      2,000     Les Ciments de L'Oriental (Cior)           87,576      258,340       5.0

                                                  Total Investments in Morocco              203,621      518,871      10.0

South Africa    Banking                 3,137     Nedcor Ltd. (GDR)(b)                       59,955       40,767       0.8

                Beverages              10,447     South African Breweries Ltd.              304,104      147,255       2.9

                Insurance              40,801     FirstRand Limited                          35,721       36,858       0.7
                                        3,654     Liberty Life Association
                                                  of Africa Ltd.                             94,623       42,684       0.8
                                                                                         ----------    ---------     ------
                                                                                            130,344       79,542       1.5

                Merchandising          34,620     Pick'n Pay Stores Ltd.                     39,456       26,961       0.5
                                        1,543     Pick'n Pay Stores Ltd. (N Shares)           2,474        1,021       0.0
                                                                                         ----------    ---------     ------
                                                                                             41,930       27,982       0.5

                Metals--Non-Ferrous    21,896     Gencor Limited                             54,273       31,887       0.6
                                       22,571     Gencor Limited (ADR)(a)                    55,535       33,019       0.7
                                                                                         ----------    ---------     ------
                                                                                            109,808       64,906       1.3

                Mining                  1,370     Gold Fields of South Africa Ltd.           35,013       11,309       0.2

                Retail                115,934     Metro Cash & Carry Ltd.                   101,965       51,462       1.0
                                       13,494     Pepkor Ltd. (Ordinary)                     63,713       32,682       0.6
                                                                                         ----------    ---------     ------
                                                                                            165,678       84,144       1.6

                                                  Total Investments in South Africa         846,832      455,905       8.8

Zimbabwe        Beverages & Tobacco    65,844     Delta Corporation                          42,000       21,120       0.4

                Entertainment &       190,974     Zimbabwe Sun International                 73,404       12,612       0.2
                Leisure

                Real Estate            55,667     Hippo Valley Estates                       21,630       13,129       0.3

                                                  Total Investments in Zimbabwe             137,034       46,861       0.9

                                                  Total Investments in Africa             1,343,432    1,364,285      26.3




Merrill Lynch Middle East/Africa Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
MIDDLE                                  Shares                                                                   Percent of
EAST            Industries               Held           Investments                          Cost      Value     Net Assets
Egypt           Banking                 6,643     Commercial International Bank
                                                  (Egypt) S.A.E. (CIB)                   $   60,437   $   53,261       1.0%
                                        9,100     Commercial International Bank
                                                  (Egypt) S.A.E. (CIB) (GDR)(b)             185,500       66,203       1.3
                                                                                         ----------    ---------     ------
                                                                                            245,937      119,464       2.3

                Beverages               5,618     Al-Ahram (Pyramids) Beverages
                                                  (GDR)(b)                                   87,079      148,034       2.8

                Finance                10,000     EFG--Hermes Holding S.A.E.                117,500      117,500       2.3

                Housing                 1,270     Nasr City Company For Housing &
                                                  Reconstruction                             27,807       52,933       1.0

                                                  Total Investments in Egypt                478,323      437,931       8.4

Israel          Drugs                   1,707     Teva Pharmaceutical Industries
                                                  Ltd. (ADR)(a)                              62,579       61,132       1.2

                Food Chain             20,607     Supersol Ltd.                              55,496       56,767       1.1

                Merchandising          17,458     Blue Square Chain Stores Properties
                                                  and Investments Ltd.                       95,151      238,848       4.6

                                                  Total Investments in Israel               213,226      356,747       6.9

Lebanon         Banking                 6,300     Banque Audi (GDR)(b)                      182,700      153,405       3.0
                                       12,000     Banque Libanaise (GDR)(b)                 145,500      212,400       4.1

                                                  Total Investments in Lebanon              328,200      365,805       7.1

Turkey          Banking             7,397,500     Akbank T.A.S. (Ordinary)                  199,072      136,077       2.6
                                    3,828,952     Turkiye Garanti Bankasi A.S.              168,912       89,768       1.7
                                    7,679,100     Yapi Ve Kredi Bankasi A.S.                110,467      144,026       2.8
                                                                                         ----------    ---------     ------
                                                                                            478,451      369,871       7.1

                Building &          2,881,856     Adana Cimento Sanayii (Class A)            24,088       54,051       1.0
                Construction

                Building Products   9,115,265     Akcansa Cimento T.A.S.                    274,573      151,236       2.9

                Retail                135,800     Migros Turk T.A.S.                        142,888      112,656       2.2

                                                  Total Investments in Turkey               920,000      687,814      13.2

                                                  Total Investments in the Middle East    1,939,749    1,848,297      35.6


SHORT-TERM                             Face
SECURITIES                            Amount

                US Government    US$  821,000     Federal Home Loan Bank, 5.70%
                Agency                            due 9/01/1998                             821,000      821,000      15.9
                Obligations*          800,000     Federal Home Loan Mortgage
                                                  Corp., 5.70% due 9/01/1998                800,000      800,000      15.4

                                                  Total Investments in
                                                  Short-Term Securities                   1,621,000    1,621,000      31.3

                Total Investments                                                        $4,904,181    4,833,582      93.2
                                                                                         ==========
                Other Assets Less Liabilities                                                            353,925       6.8
                                                                                                      ----------     ------
                Net Assets                                                                            $5,187,507     100.0%
                                                                                                      ==========     ======

                Net Asset Value:     Class A--Based on net assets of $662,054
                                              and 80,948 shares outstanding                           $     8.18
                                                                                                      ==========
                                     Class B--Based on net assets of $3,464,440
                                              and 426,235 shares outstanding                          $     8.13
                                                                                                      ==========
                                     Class C--Based on net assets of $380,591
                                              and 46,769 shares outstanding                           $     8.14
                                                                                                      ==========
                                     Class D--Based on net assets of $680,422
                                              and 83,397 shares outstanding                           $     8.16
                                                                                                      ==========



             (a)American Depositary Receipts (ADR).
             (b)Global Depositary Receipts (GDR).
               *Certain US Govenment Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.



PORTFOLIO INFORMATION




As of August 31, 1998


                                                    Percent of
Ten Largest Holdings (Equity Investments)           Net Assets

Banque Marocaine du Commerce Exterieure
 (BMCE) (GDR)                                          5.0%
Les Ciments de L'Oriental (Cior)                       5.0
Blue Square Chain Stores Properties and
 Investments Ltd.                                      4.6
Guiness Ghana Ltd.                                     4.1
Banque Libanaise (GDR)                                 4.1
Banque Audi (GDR)                                      3.0
Akcansa Cimento A.S.                                   2.9
South African Breweries Ltd.                           2.9
Al-Ahram (Pyramids) Beverages (GDR)                    2.8
Yapi Ve Kredi Bankasi A.S.                             2.8


                                                    Percent of
Ten Largest Industries                              Net Assets

Banking                                               22.3%
Beverages                                              5.7
Merchandising                                          5.1
Building Materials                                     5.0
Beverages & Tobacco                                    4.5
Retail                                                 3.8
Building Products                                      2.9
Multi-Industry                                         2.5
Finance                                                2.3
Insurance                                              1.5


EQUITY PORTFOLIO CHANGES


For the Quarter Ended August 31, 1998


Additions

EFG--Hermes Holding S.A.E.
Migros Turk T.A.S.
Teva Pharmaceutical Industries Ltd. (ADR)
Turkiye Garanti Bankasi A.S.


Deletions

Anglo American Corp. of South Africa, Ltd.
 (ADR)
Bank Hapoalim, Ltd.
Bank Leumi Le-Israel
Billiton PLC
Billiton PLC (ADR)
De Beers Centenary AG
Johnnies Industrial Corp., Ltd.
Nasionale Pers Beperk
Northern Electric Telekomunikasyon A.S.
 (NETAS)
Paints & Chemicals Industries
 (PACHIN)(GDR)
Rembrandt Controlling Investments Ltd.
Rembrandt Group Ltd.
Sasol Ltd.
Torah Portland Cement Company, Egypt